Exhibit 99.1

TMT Acquisition Corp Announces Entering into a Merger Agreement with eLong Power, a Specialty Battery Technologies Provider for Applications in Commercial EV and Energy Storage

Transaction anticipated to close in the first half of 2024

NEW YORK, N.Y. and Ganzhou, China, December 4, 2023 – TMT Acquisition Corp (“TMTC”) (NASDAQ: TMTCU), a publicly traded special purpose acquisition company (SPAC), and eLong Power Holding Limited (“eLong Power”), a provider of high power battery technologies for commercial and specialty vehicles and energy storage systems, today announced that they have entered into a definitive business combination agreement, dated December 1, 2023, that will result in eLong Power becoming a publicly traded company. Huizhou Yipeng Energy Technology Co., Ltd. (“Yipeng Huizhou”, together with eLong Power, the “Company”) is the operating entity of eLong Power. Upon the closing of the transaction, the combined company is expected to be named eLong Power Inc. and its securities are expected to be listed on the Nasdaq Stock Exchange. The transaction has been approved by the Board of Directors of both companies and is expected to close in the first half of 2024.

ELONG POWER OVERVIEW

The Company, founded in 2014, develops disruptive battery technologies for commercial and specialty vehicles as well as energy storage systems, with research and development and production capabilities that span multiple battery cell chemistries, modules and packs. The Company’s lower-cost, high power and fast-charging batteries are designed specifically for commercial electric vehicles (“EVs”) and large-scale energy storage systems.

The Company’s battery solutions are powered by its broad, proprietary intellectual property portfolio, which is fully owned and protected by numerous patents and other intellectual properties. Due to its highly differentiated, vertically integrated R&D and industrialization system, the Company believes it delivers faster product development, tighter cost control and greater customization to its customers than does its competitors. As a result, the Company is supported by marquee strategic partnerships with industry leaders.

TMTC believes that market opportunities for eLong Power are significant, with two primary focuses: 1) commercial vehicles such as light, medium and heavy-duty trucks, vans, buses, automated guided vehicles, and mining trucks; and 2) large-scale energy storage systems for municipal and industrial applications. Given its unique focus on battery solutions for commercial EVs and energy storage, eLong Power believes it is poised to capitalize on a large and rapidly growing global commercial EV market that is projected to grow from US$11.3 billion in 2023 to approximately US$54.3 in 2030, representing a CAGR of 29.9%.1 Battery energy storage is also a fast-growing industry and eLong Power is focusing on becoming a leading player in China in the short term and globally longer term. The energy storage market, including Behind the Meter (“BTM”) and commercial and industrial (“C&I”), has surpassed US$93.9 billion in 2022 and is anticipated to grow at CAGR of 18.9% from 2023 to 2032, in which annual sales are projected to exceed US$0.5 trillion2. This fast-growing trend is underpinned by several industry and policy tailwinds, namely: i) the growing adoption of green energy such as wind, solar, and hydropower, which created significant opportunities for companies like eLong Power; ii) the decrease in the cost of renewable energy; and iii) favorable national and local mandates, policies and incentives in the People’s Republic of China.

The business combination transaction with TMTC is expected to provide the Company with access to the U.S. public equity markets and thereby accelerate its business expansion and position the Company to explore additional growth and value creating opportunities.

TMTC and ELONG POWER COMMENTS

Commenting on the signing of the definitive agreement, eLong Power’s Chairwoman and CEO, Xiaodan Liu, said, “In 2014, the Company set out to power a mobility revolution for commercial and industrial EVs by building disruptive battery technologies. Since then, we have launched a series of generations of battery technologies that have provided our customers with improved battery performance meeting the stringent requirements of commercial vehicle operators. This transaction marks the beginning of our next chapter working with our marquee customers and strategic partners to pave the way for the mass adoption of commercial electric vehicles and energy storage solutions, and we are thrilled to team up with TMTC’s team to advance the path to electrification.”

DJ Guo, Chairman and CEO of TMTC said, “The eLong Power team has not only developed cutting-edge battery technology that is highly attractive to its suite of market-leading customers and partners, but also operates a vertically integrated production process for its battery solutions that is unique in the industry, enabling both enhanced customer service and the opportunity to grow its business globally.”

THE PROPOSED BUSINESS COMBINATION

Pursuant to the proposed business combination agreement, a subsidiary of TMTC will be merged with and into eLong Power, the result of which eLong Power will become a wholly-owned subsidiary of TMTC, with the newly combined publicly traded company to be named eLong Power Inc. In the transaction, all shares of eLong Power would be converted into ordinary shares of the newly combined entity. As a result, upon closing, eLong Power’s shareholders would receive 45,000,000 ordinary shares of the new eLong Power Inc., which, at an implied value of $10.00 per share, would represent $450 million in equity. In addition, eLong Power’s majority shareholder is entitled to receive up to 9,000,000 ordinary shares of the combined company upon the achievement of certain revenue-based milestones during calendar years 2024 and 2025.

At closing, any cash remaining in TMTC’s trust account will be contributed to eLong Power to support ongoing operations and planned business expansion efforts. References to available cash from the TMTC trust account and retained transaction proceeds are subject to any redemption by the public shareholders of TMTC ordinary shares and payment of transaction fees and expenses.

TMTC and eLong Power have agreed to work together to pursue commitments for a private placement of equity financings of up to $15 million.

The transaction, which has been unanimously approved by both Boards of Directors of eLong Power and TMTC, is subject to approval by the shareholders of TMTC and other customary closing conditions. The proposed business combination is expected to be completed in the first half of 2024.

A more detailed description of the transaction terms and a copy of the business combination agreement will be included in a Current Report on Form 8-K to be filed by TMTC with the United States Securities and Exchange Commission (“SEC”). In connection with the transaction, TMTC intends to file a registration statement (which will contain a proxy statement/prospectus) with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

ADVISORS

The Crone Law Group P.C. is acting as U.S. legal advisor to TMTC. Ogier is acting as Cayman Island legal advisor to TMTC. Graubard Miller is acting as U.S. legal advisor to eLong Power, Harneys is acting as Cayman Island legal advisor to eLong Power and Han Kun Law Offices is acting as China legal advisor to eLong Power. Ever Talent Consultants Limited is acting as exclusive financial advisor to TMTC.

IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the proposed business combination, TMTC intends to file a registration statement on Form S-4 that will include a proxy statement of TMTC and a prospectus of eLong Power. The proxy statement/prospectus will be sent to all TMTC shareholders. Before making any voting decision, securities holders of TMTC are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TMTC through the website maintained by the SEC at www.sec.gov. The documents filed by TMTC may be obtained free of charge by written request to TMT Acquisition Corporation, 420 Lexington Avenue, Suite 2446, New York, New York 10170.

PARTICIPANTS IN THE SOLICITATION

eLong Power and TMTC and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TMTC’s shareholders in connection with the proposed transaction. Information about TMTC’s directors and executive officers and their ownership of TMTC’s securities is set forth in TMTC’s filings with the SEC, including TMTC’s final prospectus of March 27, 2023 in connection with TMTC’s initial public offering and its Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2023. To the extent that holdings of TMTC’s securities have changed since the amounts printed in TMTC’s final prospectus of March 27, 2023, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons in respect of eLong Power and TMTC should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

About eLong Power

eLong Power Holding Limited, a Cayman Islands exempted company, is a provider of high power battery technologies for commercial and specialty vehicles and energy storage systems, with research and development and production capabilities that span multiple battery cell chemistries, modules and packs. The Company is led by Ms. Xiaodan Liu, eLong Power’s Chairwoman and CEO.

About TMT Acquisition Corp

TMT Acquisition Corp is a blank check company, also commonly referred to as a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. TMTC is led by Dajiang Guo, Chairman and Chief Executive Officer, and Jichuan Yang, Chief Financial Officer, who are growth-oriented executives with a long track record of value creation across industries.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the products offered by eLong Power and the markets in which it operates, and eLong Power’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: Such statements are made based on our expectations and beliefs concerning future events impacting eLong Power. You can identify these statements by the fact that they use words such as “believe,” “anticipate,” “estimate,” “expect,” “plan,” “would,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: the risk that the transaction may not be completed by TMTC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TMTC; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of TMTC; the satisfaction of the minimum net tangible assets amount following redemptions by TMTC’s public shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the effect of the announcement or pendency of the transaction on eLong Power’s business relationships, performance, and business generally; risks that the proposed business combination disrupts current plans or operations of eLong Power; the outcome of any legal proceedings that may be instituted against eLong Power or TMTC related to the business combination agreement or the proposed business combination; the ability to maintain the listing of TMTC’s securities (which would be eLong Power Inc. securities) on Nasdaq after the closing of the transaction; after the closing of the transaction, the price of eLong Power Inc.’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which eLong Power Inc. will operate, variations in performance across competitors, changes in laws and regulations affecting eLong Power Inc.’s business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities provided by the business combination; its need for substantial additional funds; the parties’ dependence on third-party suppliers; risks relating to the results of research and development activities, market and other conditions; its ability to attract, integrate, and retain key personnel; risks related to its growth strategy; patent and intellectual property matters; and the parties’ ability to obtain, perform under and maintain financing and strategic agreements and relationships. These risks have been and may be further impacted by Covid-19 and global geopolitical events, such as the war in Ukraine and the Middle East. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding TMTC’s business are described in detail in TMTC’s SEC filings which are available on the SEC’s website at www.sec.gov, including in TMTC’s registration statement on Form S-1 (File No. 333-259879), filed with the SEC and updated by TMTC’s subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and TMTC expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions, or circumstances on which any such statement is based, except as required by law.

1. Estimates based on report by Market Research Future

2. Estimates based on research report of China Energy Storage Market Size by Global Market Insight

eLong Power Investor Contact:

Shilin Xun

Email: xunshilin@elongpower.com

TMTC Contact

Dajiang Guo

Email: dguo@tmtacquisitioncorp.com

347-627-0058